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                                                                   EXHIBIT 10.31

                                    AMENDMENT

Notwithstanding anything to the contrary contained in the Startek Pacific, Inc. Manufacturing Agreement (the "Agreement") dated January 1, 1998 between Startek Pacific, Ltd. ("Startek") and Mentor Media Ltd. ("Mentor"); the parties agree to amend the Agreement as follows:

     1. Startek agrees that Mentor may, at any time during or after the Agreement, enter into any agreements directly with Microsoft Corporation ("Microsoft") to provide manufacturing and other services (such as Licensing and Programs) for any business other than Full Packaged Product covered under the Agreement. However, such restriction on the Full Packaged Product shall not apply upon termination of the Agreement and Mentor shall then be entitled to contract with Microsoft directly to manufacture or conduct any other business with Microsoft.

     2. Startek agrees that Mentor may communicate directly with Microsoft in Mentor's capacity as a subcontractor to Startek under the Agreement on such issues as assembly process improvements and pricing.

     3. Startek and Mentor agree that the termination date of the contract will be extended from June 30, 2001 to December 31, 2001.

     4. It is agreed that pricing may be negotiated at Microsoft's option with either Startek or Mentor. In those cases where Microsoft negotiates a price directly with Mentor, Startek will acquire such product from Mentor and resell such product to Microsoft in amounts to be agreed upon between Startek and Mentor.

     5. Clauses 2(c), 2(f), 4 (b), 8, 10(c) and 10(e) of the Agreement shall not restrict Mentor from directly contracting with and communicating with Microsoft pursuant to paragraphs 1 and 2 above and Mentor shall not be considered to have breached the Agreement for so contracting and communicating directly with Microsoft.

     6.   This agreement shall be effective January 1, 2001.


STARTEK PACIFIC, LTD.

/s/ E. Preston Sumner, Jr.
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By

E. Preston Sumner, Jr.
-------------------------------------
Name

Chief Operating Officer
-------------------------------------
Title

April 19, 2001
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Date

MENTOR MEDIA LTD.

/s/ Wong Yat Foo
-------------------------------------
By

Wong Yat Foo
-------------------------------------
Name

MD
-------------------------------------
Title

April 23, 2001
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Date